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                                                                    EXHIBIT 21

                List of Mutual Risk Management Ltd. Subsidiaries
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                                                              Jurisdiction of
             Subsidiary                                         Organization
             ----------                                       ---------------
Alpine Meadows                                                    Bermuda
Capital Management of Bermuda Ltd.                                Bermuda
Captive Resources, Inc.                                          Delaware
CFM Insurance Managers Ltd                                        Bermuda
Commonwealth Risk Services, LP                                   Delaware
Commonwealth Risk Services (Europe) Limited                   United Kingdom
CompFirst, Inc.                                                   Georgia
Continential Benefit Company                                      Bermuda
Genesis Holdings                                                  Cayman
H&H Reinsurance Brokers, Ltd.                                     Bermuda
Hamilton Management Ltd                                          Wisconsin
Hemisphere Financial Services, LLC                               Delaware
Hemisphere Management Ltd.                                        Bermuda
Hugo Trust Company                                            United Kingdom
Hurst Holme Insurance Company Ltd.                                Bermuda
International Advisory Services, Ltd                              Bermuda
IPC Mutual Holdings Ltd (Bermuda)                                 Bermuda
Legion Insurance Company                                       Pennsylvania
Legion Financial Corporation                                     Missouri
Legion Management Corporation                                    Oklahoma
Legion Indemnity Company                                         Illinois
Livery Management, Inc.                                          Delaware
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                                                              Jurisdiction of
             Subsidiary                                         Organization
             ----------                                       ---------------

M&A Holdings Ltd.                                                Bermuda
MG Financial Ltd.                                                Delaware
MGL Investments, Ltd.                                            Delaware
MRM Reinsurance Brokers                                           Bermuda
MRM Financial Services Limited                                    Bermuda
MRM Hancock Limited                                           United Kingdom
MRM Life Ltd.                                                     Bermuda
Mutual Finance Ltd.                                               Bermuda
Mutual Group Ltd.                                                 Delaware
Mutual Holdings (Bermuda) Ltd.                                    Bermuda
Mutual Risk Captive Group                                         Bermuda
Mutual Risk Management (Cayman) Ltd.                              Cayman
Mutual Risk Management (Barbados) Ltd.                           Barbados
Mutual Holdings (U.S.) Ltd.                                      Delaware
Mutual Indemnity (U.S.) Ltd.                                      Bermuda
Mutual Indemnity (Dublin) Ltd.                                    Ireland
Mutual Indemnity (Barbados) Ltd.                                 Barbados
Mutual Indemnity (Bermuda) Ltd.                                   Bermuda
Mutual Indemnity Ltd.                                             Bermuda
Mutual Risk Management (Holdings) Ltd.                            Bermuda
Park International Limited                                        Bermuda
Premium Securities                                                Bermuda
Premium Securities (Bermuda) Ltd.                                 Bermuda
Professional Underwriters Corp                                   Delaware
PUC Midwest Acquisition Corp                                     Delaware
Renaissance Underwriting Managers, Inc.                           Georgia
SBU Southeast, Inc.                                              Delaware
Shoreline Mutual Management (Bermuda) Ltd.                        Bermuda
Tremont International Insurance Ltd.                              Cayman


                                      -2-
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                                                              Jurisdiction of
             Subsidiary                                         Organization
             ----------                                       ---------------

SPDA                                                              Bermuda
Utility Management Insurance Services, Inc.                      Delaware
Villanova Insurance Company                                    Pennsylvania
Worksafe, Inc.                                                   Delaware

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